US.355951609.08 SECURED NOTE NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 20(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE. THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF SUCH ISSUE PRICE ALLOCATED TO THE RELATED WARRANT, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE, TO THE EXTENT NOT SET FORTH IN THE PURCHASE AGREEMENT (AS DEFINED BELOW), MAY BE OBTAINED FROM THE COMPANY BY CONTACTING: WEJO GROUP LIMITED, CANON’S COURT, 22 VICTORIA STREET, HAMILTON HM12, BERMUDA, ATTENTION: CHIEF FINANCIAL OFFICER. Wejo Group Limited Secured Note Issuance Date: February 27, 2023 Original Principal Amount: U.S. $3,684,210 FOR VALUE RECEIVED, Wejo Group Limited, an exempted company incorporated under the laws of Bermuda (the “Company”), hereby promises to pay to the order of Esousa Holdings, LLC or its registered assigns (“Holder”) the amount set forth above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption or otherwise, the “Principal”) when due, whether upon the Maturity Date, on any Installment Date with respect to the Installment Amount due on such Installment Date (each as defined below), or upon redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) from the date set forth above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, as set forth herein. This Secured Note (including all Secured Notes issued in exchange, transfer or replacement hereof, this “Note”) is issued pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), dated as of February 27, 2023 (the “Subscription Date”), by and between the Company and the Holder, as amended from time to time. Certain capitalized terms used herein are defined in Section 34. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement. 1. PAYMENTS OF PRINCIPAL. On each Installment Date, the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 8. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding and unpaid Principal, accrued and unpaid Interest and accrued and unpaid Late Charges (as defined in Section 26(c)), in each case without any deduction or withholding except as may be required under applicable tax law. In the event any such deduction or withholding is required under applicable tax law, the Company (or its applicable agent) shall be entitled to make such deduction or withholding, and, to the

US.355951609.08 Wejo | Secured Note Page 2 extent that any amounts so deducted or withheld constitute Indemnified Taxes, the amount paid by the Company to the Holder shall be increased such that, after the deduction or withholding of such Indemnified Taxes, the Holder shall receive the same amount as the Holder would have received had no deduction or withholding been required. Other than as specifically permitted by this Note, the Company may not prepay any portion of the outstanding Principal, accrued and unpaid Interest or accrued and unpaid Late Charges on Principal and Interest, if any. Notwithstanding any provision herein or in any other Transaction Document to the contrary, the Company shall not make any payment hereunder, and shall not be obligated to make any payment hereunder, unless one of the following conditions has been met: (a) the First Loan Note Instrument (as defined in the Deed of Priority) has been paid in full; (b) the payment is a Permitted Payment (as defined in the Deed of Priority); or (c) the Holder has complied with the notice requirements included in Section 4(e) hereunder. 2. INTEREST; INTEREST RATE. (a) Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year. Interest on this Note shall be payable in arrears semiannually on each Interest Date and shall be payable in cash in accordance with the terms of this Note, in each case without any deduction or withholding except as may be required under applicable tax law. In the event any such deduction or withholding is required under applicable tax law, the Company (or its applicable agent) shall be entitled to make such deduction or withholding, and, to the extent that any amounts so deducted or withheld constitute Indemnified Taxes, the amount paid by the Company to the Holder shall be increased such that, after the deduction or withholding of such Indemnified Taxes, the Holder shall receive the same amount as the Holder would have received had no deduction or withholding been required. (b) Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest, if not paid in cash by the Company, upon any redemption or prepayment in accordance with Sections 11, 15 or 16 or any required payment upon any Bankruptcy Event of Default. From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to 14.0% per annum (the “Default Rate”). In the event that such Event of Default is subsequently cured (and no other Event of Default then exists, including, without limitation, for the Company’s failure to pay such Interest at the Default Rate on the applicable Interest Date), the Default Rate shall cease to be effective as of the calendar day immediately following the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of such cure of such Event of Default. 3. RESERVED. 4. RIGHTS UPON EVENT OF DEFAULT. (a) Event of Default. Each of the following events shall constitute an “Event of Default” and each of the events in clauses (ix), (x) and (xi) shall constitute a “Bankruptcy Event of Default”: (i) the failure of the applicable Resale Registration Statement to be filed with the SEC on or prior to the date that is five days after the applicable filing deadline in the Purchase Agreement or the failure to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the SEC on or prior to the date that is five days after the applicable effectiveness deadline in the Purchase Agreement; (ii) while the applicable Resale Registration Statement is required to be maintained effective pursuant to the terms of the Purchase Agreement, the effectiveness of the applicable Resale Registration Statement lapses for any reason (including, without limitation, the

US.355951609.08 Wejo | Secured Note Page 3 issuance of a stop order) or such Resale Registration Statement (or the prospectus contained therein) is unavailable to any holder of Registrable Shares for sale of all of such holder’s Registrable Shares in accordance with the terms of the Purchase Agreement, and such lapse or unavailability continues for a period of five consecutive days or for more than an aggregate of ten days in any 365-day period (excluding days during an Allowable Grace Period (as defined in the Purchase Agreement)); (iii) the suspension from trading or the failure of the Common Shares to be trading or listed (as applicable) on the Principal Market (unless such trading or listing is transferred to another Eligible Market) for a period of five consecutive Trading Days; (iv) Reserved. (v) except to the extent the Company is in compliance with Section 10(b) below, at any time after the tenth consecutive day following an Authorized Share Failure; (vi) the Company’s or any Subsidiary’s failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note (including, without limitation, the Company’s or any Subsidiary’s failure to pay any redemption payments or amounts hereunder) or any other Transaction Document, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure remains uncured for a period of at least two Trading Days if such amounts are being paid in Common Shares or five days if such amounts are being paid in cash; (vii) the Company fails to remove any restrictive legend on any certificate or any Common Shares issued to the Holder upon conversion or exercise (as the case may be) of any Securities acquired by the Holder under the Purchase Agreement (including this Note) as and when required by such Securities or the Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five days; (viii) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, shall not be dismissed within 30 days of their initiation; (ix) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law; (x) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or

US.355951609.08 Wejo | Secured Note Page 4 proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days; (xi) other than as specifically set forth in another clause of this Section 4(a), the Company or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect), or any covenant or other term or condition of any Transaction Document (including, without limitation, the Debenture), except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five days; (xii) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company as to whether any Event of Default has occurred; (xiii) any breach or failure in any respect by the Company or any Subsidiary to comply with any provision of Section 13 of this Note but only if such breach or failure remains uncured (if curable) for a period of five days; (xiv) any Material Adverse Effect occurs and remains in effect for a period of five days; (xv) the validity or enforceability of any provision of any Transaction Document (including, without limitation, the Debenture) shall be contested by the Company or any of its Subsidiaries, a proceeding shall be commenced by the Company or any Subsidiary seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document (including, without limitation, the Debenture); (xvi) the Debenture shall for any reason fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, second priority lien on the collateral (as set forth in the Debenture) in favor of each of the Secured Parties (as defined in the Debenture) and such breach remains uncured for a period of five days; (xvii) any material damage to, or loss, theft or destruction of, any collateral under the Debenture, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance has had, or is reasonably likely to have a Material Adverse Effect; (xviii) Wejo Group Limited (the “Junior Loan Issuer”) fails to pay any principal or interest due in in respect of the Junior Loan Document when due and such failure continues after the applicable grace period, if any, specified in the Junior Loan Document, unless such failure is caused by a Disruption Event (as defined in the Junior Loan Document);

US.355951609.08 Wejo | Secured Note Page 5 (xix) Any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of the Company or its Subsidiaries with an aggregate value in excess of $500,000(or its equivalent in any other currency or currencies); provided that this Section 4(a)(xix) shall not apply to any such proceeding which is (i) being contested in good faith or is frivolous or vexatious and (ii) is discharged, stayed or dismissed within 14 days of commencement; or (xx) the Company or any of its Subsidiaries fails to perform or observe any other covenant, term, condition or agreement relating to the Junior Loan Document or any instrument or agreement evidencing or relating thereto, or any other event occurs or condition exists, the effect of which failure or other event or condition is to cause, or to permit the holder or beneficiary of the Junior Loan Document (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice, if required, any principal or interest in connection therewith to become due prior to its stated maturity; or any such principal or interest in connection with the Junior Loan Document is declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption or as a mandatory prepayment), purchased or defeased, or an offer to prepay, redeem, purchase or defease such principal or interest in connection therewith shall be required to be made, in each case prior to the stated maturity thereof. (b) Notice of an Event of Default. Upon the occurrence of an Event of Default with respect to this Note, the Company shall within one Business Day deliver written notice thereof via electronic mail and overnight courier (with next day delivery specified) to the Holder (an “Event of Default Notice”). (c) Holder Rights upon Event of Default. Subject to clause (e) below, upon an Event of Default, whether occurring prior to or following the Maturity Date, the Holder may, in its sole discretion, after providing written notice to the Company, elect to require the Company to pay, and the Company shall pay, to the Holder an amount in cash representing (i) all outstanding Principal and accrued and unpaid Interest and (ii) all accrued and unpaid Late Charges on such Principal and Interest thereof, and the Company shall pay such amounts in cash to the Holder no more than five Business Days following receipt of such notice. (d) Mandatory Redemption upon Bankruptcy Event of Default. Notwithstanding anything to the contrary herein, upon any Event of Default pursuant to Section 4(a) clauses (viii), (ix) or (x), whether occurring prior to or following the Maturity Date, the Company shall immediately pay to the Holder an amount in cash representing (i) all outstanding Principal, accrued and unpaid Interest and (ii) all accrued and unpaid Late Charges on such Principal and Interest, without the requirement for any notice or demand or other action by the Holder or any other person or entity, provided that the Holder may, in its sole discretion, waive such right to receive payment upon any Event of Default pursuant to Section 4(a) clauses (viii), (ix) or (x), in whole or in part, and any such waiver shall not affect any other rights of the Holder hereunder, including any other rights in respect of such Event of Default, and any right to payment as set forth herein. (e) Notice of Demand for Payment. Notwithstanding any provision to the contrary set forth herein, at any time on or after the 30th day after the date hereof (such date for payment, the “Demand Payment Date”), the Holder may, in its sole discretion, require the Company to pay to the Holder an amount in cash representing all outstanding Principal and accrued and unpaid Interest In order to require the Company to make such payment, the Holder shall provide written notice to the Company no later than five days prior to the Demand Payment Date of its intent to require such payment (the “Notice of Intent”); provided, however, that no amounts shall be deemed due and owing on the Demand Payment Date unless and until the Holder delivers to the Company a subsequent written notice setting forth the Demand Payment Date no earlier than four days after

US.355951609.08 Wejo | Secured Note Page 6 delivery of the Notice of Intent demanding such payment on the Demand Payment Date (the “Demand Notice”). For the avoidance of doubt, the Notice of Intent may be provided by the Holder at any time on or after the 25th day after the date hereof and the Company shall not be deemed to be in default due to the failure to pay any outstanding Principal or other amounts under this Note unless and until the Demand Payment Date has occurred. 5. RIGHTS UPON FUNDAMENTAL TRANSACTION. The Company shall not enter into or be party to a Fundamental Transaction (as defined in the Purchase Agreement) unless the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5 pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for such Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Note, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of the Note held by the Holder, and satisfactory to the Holder. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Notwithstanding the foregoing, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 5 to permit the Fundamental Transaction without the assumption of this Note. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions. 6. RESERVED. 7. RESERVED. 8. INSTALLMENT REDEMPTION. On each applicable Installment Date the Company shall pay to the Holder of this Note the applicable Installment Amount due on such date by paying such Installment Amount in cash (a “Installment Redemption”). The Installment Amount shall be redeemed by the Company in cash on the applicable Installment Date by wire transfer to the Holder of immediately available funds in an amount equal to the applicable Installment Amount. 9. NONCIRCUMVENTION. Except to the extent waived or consented to by the Holder, the Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Memorandum of Association or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. 10. RESERVED.

US.355951609.08 Wejo | Secured Note Page 7 11. HOLDER REDEMPTION. (a) Upon the closing of an Acquisition, the Company shall deliver to the Holder written notice of its right to optionally redeem its Note (a “Optional Redemption Triggering Notice”) and the Holder may, in the 20 Business Days following the delivery of the Optional Redemption Triggering Notice (the “Optional Redemption Period”), elect to require the Company to redeem the outstanding Principal amount and any accrued but unpaid Interest thereon, in whole or in part, at the Optional Redemption Price (such amount to be redeemed, the applicable “Optional Redemption Amount”) by delivering to the Company written notice of such redemption (an “Optional Redemption Notice”). On or before the fifth Trading Day following the date of delivery of any Optional Redemption Notice (the “Optional Redemption Date”), the Company shall pay the Holder in cash the Optional Redemption Amount. For the avoidance of doubt, if the Holder does not deliver an Optional Redemption Notice during the Optional Redemption Period, it shall no longer have any rights pursuant to this Section. 12. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note. 13. COVENANTS. Until this Note has been redeemed or otherwise satisfied in accordance with their terms: (a) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries on the Issuance Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose. (b) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; provided, however, that the Company shall have the right to merge or combine wholly-owned Subsidiaries hereunder, or eliminate or dissolve Subsidiaries, in each case where such restructuring does not have a material impact on the Company’s assets or ability to service the Note. (c) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder. (d) Maintenance of Intellectual Property. The Company will, and will cause each of its Subsidiaries to, take all commercially reasonable actions necessary or advisable to maintain all of the Intellectual Property Rights of the Company and/or any of its Subsidiaries that are necessary or material to the conduct of its business in full force and effect. (e) Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any

US.355951609.08 Wejo | Secured Note Page 8 governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated. (f) Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except transactions between the Company and its Subsidiaries that are 100% owned, directly or indirectly, by the Company, and among such Subsidiaries, and for the avoidance of doubt, the transfer of the cash proceeds from the issuance of the Note by the Company to such a Subsidiary shall not be found to violate this Section 13(f). (g) Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the Holder, issue any other securities that would cause a breach or default under the Note or the Warrant. (h) Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its Common Shares. (i) New Subsidiaries. Simultaneously with the acquisition or formation of each New Subsidiary, the Company shall cause such New Subsidiary to execute, and deliver to the Holder, all applicable documents, instruments, agreements and certificates under the Debenture as requested by the Security Agent or the Holder, as applicable. The Company shall also deliver to the Security Agent an opinion of counsel to such New Subsidiary that is reasonably satisfactory to the Security Agent and the Holder covering such legal matters with respect to such New Subsidiary becoming a guarantor of the Company’s obligations, executing and delivering the Debenture and any other matters that the Security Agent or the Holder may reasonably request. The Company shall deliver, or cause the applicable Subsidiary to deliver to the Security Agent, each of the physical stock certificates of such New Subsidiary, along with undated stock powers for each such certificates, executed in blank (or, if any such shares of capital stock are uncertificated, confirmation and evidence reasonably satisfactory to the Security Agent and the Holder that the security interest in such uncertificated securities has been transferred to and perfected by the Security Agent, in accordance with Sections 8-313, 8-321 and 9-115 of the Uniform Commercial Code or any other similar or local or foreign law that may be applicable). (j) Change in Collateral; Collateral Records. The Company shall (i) give the Security Agent not less than 30 days’ prior written notice of any change in the location of any collateral (as described in the Debenture), other than to locations set forth in the Perfection Certificate and with respect to which the Security Agent is a secured party to a filed financing statements and otherwise has fully perfected Liens thereon, (ii) advise the Security Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the collateral or the Lien granted thereon and (iii) upon the request of Security Agent, execute and deliver, and cause each of its Subsidiaries to execute and deliver, to the Security Agent for the benefit of the Holder, solely for the Security Agent’s convenience in maintaining a record of collateral, such written statements and schedules as the Security Agent or any Holder may reasonably require, designating, identifying or describing the collateral. (k) Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Note; and (B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such

US.355951609.08 Wejo | Secured Note Page 9 law, hinder, delay or impede the execution of any power granted to the Holder by this Note, but will suffer and permit the execution of every such power as though no such law has been enacted. (l) Taxes. The Company and its Subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom (except where the failure to pay would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns (except where the failure to file would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP. (m) Independent Investigation. At the request of the Holder either (x) at any time when an Event of Default has occurred and is continuing, (y) upon the occurrence of an event that with the passage of time or giving of notice would constitute an Event of Default or (z) at any time the Holder reasonably believes an Event of Default may have occurred or be continuing, the Holder may hire an independent, reputable investment bank selected by the Holder and approved by the Company to investigate as to whether any breach of this Note has occurred (the “Independent Investigator”). If the Independent Investigator determines that such breach of this Note has occurred, the Independent Investigator shall notify the Company of such breach and the Company shall deliver written notice to each holder of a Note of such breach. In connection with such investigation, the Independent Investigator may, during normal business hours, inspect all contracts, books, records, personnel, offices and other facilities and properties of the Company and its Subsidiaries and, to the extent available to the Company after the Company uses reasonable efforts to obtain them, the records of its accountants (including the accountants’ work papers) and any books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, or subject to attorney-client or other evidentiary privilege, and the Independent Investigator may make such copies and inspections thereof as the Independent Investigator may reasonably request. The Company shall furnish the Independent Investigator with such financial and operating data and other information with respect to the business and properties of the Company as the Independent Investigator may reasonably request. The Company shall permit the Independent Investigator to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the Company’s officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Independent Investigator the finances and affairs of the Company and any Subsidiaries), all at such reasonable times, upon reasonable notice, and as often as may be reasonably requested. The fees, costs and expenses of the Independent Investigator shall be paid entirely by the Company in the event that the Independent Investigator determines that an Event of Default or any other breach of this Note has occurred. (n) Original Issue Discount. The Note has been issued with original issue discount for U.S. federal income tax purposes. The issue price, amount of original issue discount and yield to maturity of the Note shall be five (5%) percent. The Company shall also provide to the Holder, at least annually, no later than February 28 following the end of each year during which the Note was outstanding, a calculation of accrued original issue discount attributable to the Note for such year. The Company shall, or shall cause its tax advisers to, provide back-up for its determinations of the matters provided for in this Section 13(m) to the Holder, and consider in good faith any comments of the Holder with respect thereto.

US.355951609.08 Wejo | Secured Note Page 10 (o) Tax Forms. The Holder, if reasonably requested by the Company, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not the Holder is subject to withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation shall not be required if in the Holder’s reasonable judgment such completion, execution or submission would subject such Holder to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of the Holder. The Holder agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company in writing of its legal inability to do so. (p) Refunds. If the Holder determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified pursuant to this Note, it shall pay to the Company an amount equal to such refund (but only to the extent of indemnity payments made under this Note with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including taxes) of the Holder and without interest (other than any interest paid by the relevant governmental authority with respect to such refund). The Company, upon the request of the Holder, shall repay to the Holder the amount paid over pursuant to this Section 3(p) (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that the Holder is required to repay such refund to such governmental authority. Notwithstanding anything to the contrary in this Section 3(p), in no event will the Holder be required to pay any amount to the Company pursuant to this Section 3(p) the payment of which would place the Holder in a less favorable net after-tax position than the Holder would have been in if the Indemnified Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Indemnified Tax had never been paid. This paragraph shall not be construed to require the Holder to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Company. (q) Incorporation by Reference. All Information Undertakings and General Undertakings of the Company and its Subsidiaries included in the Senior Loan Document in effect as of the date hereof are hereby incorporated by reference, except for Sections 12.4 and 12.5 therein. 14. SECURITY. This Note is secured to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Debenture). 15. RESERVED. 16. RESERVED. 17. RESERVED. 18. AMENDING THE TERMS OF THIS NOTE. Except for Section 3(d), which may not be amended, modified or waived by the parties hereto, this Note may not be amended or modified unless in writing by the Company and the Holder, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. 19. TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(g) of the Purchase Agreement. 20. REISSUANCE OF THIS NOTE. (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 20(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire

US.355951609.08 Wejo | Secured Note Page 11 outstanding Principal is being transferred, a new Note (in accordance with Section 20(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note. (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 20(d)) representing the outstanding Principal. (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 20(d) and in principal amounts of at least $1,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender. (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 20(a) or Section 20(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest, if any, Late Charges on the Principal, if any, and Interest of this Note, from the Issuance Date. 21. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. No failure on the part of the Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of the Holder at law or equity or under this Note or any of the documents shall not be deemed to be an election of Holder’s rights or remedies under such documents or at law or equity. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s

US.355951609.08 Wejo | Secured Note Page 12 compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 7). 22. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the purchase price paid for this Note was less than the original Principal amount hereof. 23. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the initial Holder and shall not be construed against any such Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Note instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Note. Terms used in this Note and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder. 24. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. Notwithstanding the foregoing, nothing contained in this Section 24 shall permit any waiver of any provision of Section 3(d). 25. DISPUTE RESOLUTION AS TO CERTAIN MATTERS. (a) Submission to Dispute Resolution. (i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, an Optional Redemption Price, a VWAP or an Optional Redemption Price (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within two Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Closing Bid Price, a Closing Sale Price, , an Optional Redemption Price, a VWAP or a fair market value or the arithmetic calculation of an Optional Redemption Price (as the case may be), at any time after the second Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute. (ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of

US.355951609.08 Wejo | Secured Note Page 13 this Section 25 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the tenth Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation). (iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error. (b) Miscellaneous. The parties expressly acknowledge and agree that (i) this Section 25 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the parties hereto are authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 25, (ii) the terms of this Note and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Note and any other applicable Transaction Documents, and (iii) nothing in this Section 25 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 25). 26. NOTICES; CURRENCY; PAYMENTS. (a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the Purchase Agreement. The Company will give written notice to the Holder at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Shares or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder. (b) Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it

US.355951609.08 Wejo | Secured Note Page 14 being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time). (c) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds to an account designated by such Person provided to the Company in writing (which account, in the case of the Holder, shall be the account and wire transfer instructions set forth on Schedule 1 hereto unless and until such information is changed by the Holder in a written notice to the Company). Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount of Principal or other amounts due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of 5% per annum from the date such amount was due until the same is paid in full (“Late Charge”). 27. CANCELLATION. After all Principal, accrued Interest, Late Charges and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued. 28. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Purchase Agreement. 29. GOVERNING LAW; VENUE. All questions concerning the construction, validity, enforcement, interpretation and performance of this Note shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts sitting in The City of New York, New York, Borough of Manhattan for the adjudication of any dispute hereunder or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. 30. JUDGMENT CURRENCY. The judgment currency provisions of Section 9(o) of the Purchase Agreement shall apply to this Note. 31. SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent

US.355951609.08 Wejo | Secured Note Page 15 that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). 32. MAXIMUM PAYMENTS. Without limiting Section 9(d) of the Purchase Agreement, nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company. 33. DEED OF PRIORITY; CONFLICTS. This Note and the indebtedness evidenced hereby are subordinated to the extent set forth in the Deed of Priority. In the event of any conflict between any term, covenant or condition of this Note and any term, covenant or condition of the Deed of Priority, the provisions of the Deed of Priority t shall control and govern. 34. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings: “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder. “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. “Acquisition” means any Fundamental Transaction or any other merger with or into or consolidation or other business combination with any other entity by the Company or any of its Subsidiaries. “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Shares would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage. “Bloomberg” means Bloomberg, L.P. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

US.355951609.08 Wejo | Secured Note Page 16 “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 25. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period. “Closing Date” shall have the meaning set forth in the Purchase Agreement, which date is the date the Company initially issued the Note pursuant to the terms of the Purchase Agreement. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Common Shares” means (i) the Company’s common shares and (ii) any capital stock into which such common shares shall have been changed or any capital stock resulting from a reclassification of such Common Shares. “Deed of Priority” means the Deed of Priority, dated as of the date hereof, among the Company, Wejo Bermuda Limited, the Holder, General Motors Holdings LLC and the Security Agent. “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market. “Excluded Taxes” shall mean any of the following taxes imposed on or with respect to Holder or required to be withheld or deducted from a payment to Holder, (i) taxes imposed on or measured by net income (however denominated), franchise taxes, and branch profits taxes, in each case, (A) imposed as a result of Holder being organized under the laws of, or having its principal office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (B) imposed as a result of a present or former connection between such Holder and the jurisdiction imposing such tax (other than connections arising from such Holder having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Note, or sold or assigned an interest in this Note), (ii) taxes attributable to Holder’s failure to comply with Section 13(o), and (iv) any Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Note (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation,

US.355951609.08 Wejo | Secured Note Page 17 rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among governmental authorities and implementing such sections of the Code. “GAAP” means United States generally accepted accounting principles, consistently applied. “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder. “Indebtedness” shall have the meaning ascribed to such term in the Purchase Agreement. “Indemnified Taxes” shall mean taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under this Note. “Installment Amount” means the sum of (A) (i) with respect to any Installment Date other than the Maturity Date, the lesser of (x) the quotient of (I) the Principal amount outstanding under this Note as of the initial Installment Date, divided by (II) the number of Installment Dates occurring hereunder and (y) the Principal amount then outstanding under this Note as of such Installment Date, and (ii) with respect to the Installment Date that is the Maturity Date, the Principal amount then outstanding under this Note as of such Installment Date (in each case, as any such Installment Amount may be reduced pursuant to the terms of this Note, whether upon redemption), and the sum of any accrued and unpaid Interest as of such Installment Date under this Note, if any, and accrued and unpaid Late Charges, if any, under this Note as of such Installment Date. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of each unpaid Installment Amount hereunder. “Installment Date” means December 16, 2023, and thereafter, the first Trading Day of the calendar month immediately following the previous Installment Date until the Extended Maturity Date. “Interest Date” means August 27 and February 27 of each year, beginning on August 27, 2023. “Interest Rate” means 10.0% per annum, as may be adjusted from time to time in accordance with Section 2. “Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of all, or substantially all, of the assets of another Person or the purchase of any assets of another Person for greater than the fair market value of such assets. “Maturity Date” means March 29, 2023. “New Subsidiary” means, as of any date of determination, any Person in which the Company after the Subscription Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries”. “Optional Redemption Price” means an amount equal to 120% of the outstanding Principal amount and any accrued but unpaid Interest thereon as of the date that the Optional Redemption Notice is provided by the Holder. “Options” means any rights, warrants or options to subscribe for or purchase Common Shares. “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an

US.355951609.08 Wejo | Secured Note Page 18 Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof. “Principal Market” means the Nasdaq Global Market (or, if the Common Shares are not listed on the Nasdaq Global Market and are listed on one or more Eligible Markets, the primary Eligible Market in which the Common Shares are then listed). “SEC” means the United States Securities and Exchange Commission or the successor thereto. “Subsidiaries” shall have the meaning as set forth in the Purchase Agreement. “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group. “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into. “Termination Fee” means any termination fee, expense reimbursement or other payment to the Company in connection with any proposed Acquisition by the Company. “Trading Day” means, a day on which the Principal Market is open for trading. “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 25. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period. “Warrant” means the warrant issued to the Holder pursuant to the Purchase Agreement. 34. DISCLOSURE. Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York City time on the fifth Business Day immediately following such notice delivery date, publicly disclose such

US.355951609.08 Wejo | Secured Note Page 19 material, non-public information on a Current Report on Form 8-K or otherwise; provided that the Company shall provide the Holder a copy of such notice prior to its publication with sufficient time for the Holder to review and comment upon such notice, and in any event no later than three Business Days prior to publication, and incorporate any comments to such notice reasonably requested by the Holder. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section shall limit any obligations of the Company, or any rights of the Holder, under Section 4(h) of the Purchase Agreement. 35. ABSENCE OF TRADING AND DISCLOSURE RESTRICTIONS. The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party. [signature page follows]

Wejo | Secured Note Signature Page IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above. COMPANY: WEJO GROUP LIMITED By: John Maxwell Chief Financial Officer